Exhibit 99.2

Proficient Auto Logistics Completes Acquisition of Hansen & Adkins

JACKSONVILLE, FLORIDA – August 14, 2026 – Proficient Auto Logistics, Inc. (NASDAQ: PAL) (the “Company” or “Proficient”), a leading provider of auto transportation and logistics services, announced the completion of its previously announced transaction to acquire Hansen & Adkins (“H&A”) as of August 13th, consistent with the timing and transaction terms disclosed in the Company's prior announcements.

“We are encouraged by the enthusiasm and response to the acquisition in our interactions with Hansen & Adkins’ leaders and employees, our broader employee and driver population, customers, and investors,” shared Amy Rice, Proficient’s President and Chief Operating Officer. “We now turn our attention to realizing early opportunities for efficiency in the operation and combined shop footprint to enhance service and capacity for customers, bringing our teams together, and partnering through integration milestones over the next six months to capture the transformational potential in this combination.”

The combined enterprise is now the largest auto hauler in the North American market, with a robust portfolio across automotive OEMs, transporting roughly one quarter of the addressable new vehicle transportation market. On a go-forward basis, Proficient expects to move more than four million vehicles annually and with a larger company-owned fleet of assets and safe, high-quality drivers, the Company expects its segment mix of company deliveries, when compared to subhauler deliveries, to be closer to half of the portfolio. Additional density in the network footprint will allow for enhanced capacity, improved utilization and reduction of empty miles, as well as scale benefits in supporting infrastructure and resources. At a time in the industry when auto haul capacity has compressed due to regulatory and economic factors, this combination augments the Company’s core capabilities and value proposition.

Integration of the acquisition is expected to be complete in early 2027, though the Hansen & Adkins name and brand will remain in place as the largest operating company under the Proficient umbrella, continuing to operate as Hansen & Adkins in the United States and as MCL McGill in Canada. Founders Steve Hansen and Louie Adkins will remain as advisors through year-end to support the transition.

About Proficient Auto Logistics – Headquartered in Jacksonville, Florida, Proficient Auto Logistics (NASDAQ: PAL) is the leading specialized freight company focused on providing auto transportation and logistics services. Through the combination of nine industry-leading operating companies, including four since IPO debut May 2024, PAL operates the largest auto transportation fleet in North America, offering a broad range of services primarily focused on transporting finished vehicles from automotive production facilities, marine ports of entry, and regional rail yards to auto dealerships around North America. For more information, visit www.proficientautologistics.com.

Investor Relations:
Brad Wright
Chief Financial Officer and Secretary
Phone: 904-506-4317
Email: Investor.relations@proautologistics.com

Cautionary Statement Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which statements involve substantial risks and uncertainties. Forward-looking statements generally relate to possible or assume future results of our business, financial condition, results of operations, liquidity, plans and objectives. You can generally identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions that concern our expectations, strategy, plans or intentions. We have based these forward-looking statements largely on our current expectations and projections regarding future events and trends that we believe may affect our business, financial condition and results of operations. The outcome of the events described in these forward-looking statements is subject to risks, uncertainties and other factors described in the section entitled “Risk Factors” in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 31, 2026 (the “Annual Report”), and elsewhere in the Annual Report. Accordingly, you should not rely upon forward-looking statements as predictions of future events. We cannot assure you that the results, events and circumstances reflected in the forward-looking statements will be achieved or occur, and actual results, events or circumstances could differ materially from those projected in the forward-looking statements. The risks, uncertainties, and other factors, which are described in more detail in the documents we file with the Securities and Exchange Commission, include but are not limited to: those related to the offering of the notes and the use of proceeds therefrom and the capped call transactions; expectations related to synergies, capacity, units moved, geographic footprint and combined company performance; costs related to, and the inability to recognize the anticipated benefits of the acquisition of H&A; risks related to the business of H&A and unexpected liabilities that may arise in connection with the integration of H&A into our business, including our ability to apply our procedures regarding internal controls over financial reporting to H&A; the risk that disruptions from the acquisition will harm our business, including current plans and operations; the diversion of management’s time and attention from ordinary course business operations to integration of H&A; potential adverse reactions or changes to business relationships resulting from the acquisition of H&A; the outcome of any legal proceedings that may be instituted against the Company in connection with our acquisition of H&A; our expectations regarding our future performance, results of operations, and our ability to improve our leverage position and balance sheet; the economic conditions in the global markets in which we operate; expectations and impact related to fuel price volatility; our ability to successfully implement our business strategy, effectively respond to changes in market dynamics and customer preferences, and achieve the anticipated benefits and associated cost savings of such strategies and actions; our ability to recruit and retain qualified driving associates, independent contractors and third-party auto transportation and logistics companies; an increase in the frequency or severity of accidents or other claims; our expectations regarding the successful implementation of our acquisitions; geopolitical developments and additional changes in international trade policies and relations; the effect of any international conflicts or terrorist activities on the United States and global economies in general, the transportation industry, or us in particular, and what effects these events will have on our costs and the demand for our services; our ability to manage our network capacity and cost structure for capital expenditures and operating expenses, and match it to shifting and future customer volume levels; our ability to compete effectively against current and future competitors; our ability to maintain our profitability despite quarterly fluctuations in our results, whether due to seasonality, large cyclical events, or other causes; our ability to adapt to and address changes to the capacity environment, driver compensation and market pricing; our future financial and operating results; our expectations regarding the period during which we will qualify as an emerging growth company under the JOBS Act; and the sufficiency of our existing cash to fund our future operating expenses and capital expenditure requirements.

The forward-looking statements made in this document relate only to events as of the date on which the statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements. We do not assume any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.